Exhibit 10.2

AMENDMENT NO. 2 TO SUPERPRIORITY DEBTOR IN POSSESSION CREDIT AND GUARANTY AGREEMENT
This AMENDMENT NO. 2 to the SUPERPRIORITY DEBTOR IN POSSESSION CREDIT AND GUARANTY AGREEMENT dated as of December 11, 2013 is made by and among GMX Resources, Inc., as borrower (the “Borrower”), Diamond Blue Drilling Co. and Endeavor Pipeline Inc., as guarantors (each a “Guarantor” and collectively the “Guarantors”), certain lenders party hereto (the “Consenting Lenders”) constituting the Required Lenders (as defined), and Cantor Fitzgerald Securities, as collateral and administrative agent (the “DIP Agent”).
RECITALS:
WHEREAS, reference is made to that certain Superpriority Debtor in Possession Credit and Guaranty Agreement, dated as of April 4, 2013 (as amended to the date hereof, the “DIP Credit Agreement”), among the Borrower, the Guarantors, the lenders party thereto (the “Lenders”), the Synthetic L/C Issuing Bank (as defined) (the “Synthetic L/C Issuing Bank”), and the DIP Agent. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the DIP Credit Agreement; and
WHEREAS, the DIP Credit Agreement was amended by Amendment No. 1 as of September 30, 2013; and
WHEREAS, in anticipation of the confirmation and effectiveness of the proposed First Amended Joint Plan of Reorganization of GMX Resources Inc. and its Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code (the “Proposed Plan”), the Debtors desire to form and organize certain Subsidiaries as contemplated under Section 5.11(c)(i) of the Proposed Plan; and
WHEREAS, Section 7.14 of the DIP Credit Agreement restricts the ability of any Loan Party, at any time, (a) to become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, or (b) to organize any new Subsidiary; and
WHEREAS, Section 7.06 of the DIP Credit Agreement restricts the ability of any Loan Party to make or hold any Investment in any Person except as set forth thereunder; and
WHEREAS, Section 13.01 of the DIP Credit Agreement provides that no amendment or waiver of any provision of this Agreement or any other Financing Agreement, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; and
WHEREAS, the Loan Parties have requested the consent of the Lenders to this Amendment in order (a) to form and organize (i) GMXR GP Sub LLC, as a Delaware limited liability company, and (ii) GMXR Limited Partnership, as a Delaware limited partnership of which GMXR GP Sub LLC will be the initial sole general partner and GMX Resources Inc. will be the initial sole limited partner, prior to but in contemplation of the occurrence of the Effective Date of the Proposed Plan, and (b) to make any Investments in such new Subsidiaries necessary or reasonably required in order to qualify such new Subsidiaries under applicable law or regulation to conduct business as contemplated by the Proposed Plan as of the Effective Date of the Proposed Plan.

NOW, THEREFORE, in consideration for the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledges, the Borrower, the Guarantors, and the undersigned Consenting Lenders constituting the Required Lenders agree as follows:
1.    Section 1.01of the DIP Credit Agreement is hereby amended by restating clause (a) in the definition of “Maturity Date” to read in its entirety as follows: “(a) February 17, 2014,”.
2.    Section 7.14 of the DIP Credit Agreement is hereby amended and restated as follows:
Section 7.14    Partnerships, Formation of Subsidiaries, Etc.
(a) Become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, or (b) organize any new Subsidiary; provided, the Borrower may form and organize the new Subsidiaries as contemplated under Section 5.11(c)(i) of the First Amended Joint Plan of Reorganization of GMX Resources Inc. and its Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code dated December 5, 2013 (the “Proposed Plan”) prior to the Effective Date (as defined in the Proposed Plan) in anticipation of confirmation and the effectiveness of the Proposed Plan (such new Subsidiaries, the “New GMXR Subsidiaries”), including the qualification of such New GMXR Subsidiaries to do business in jurisdictions where they anticipate conducting business.
3.     Section 7.06 of the DIP Credit Agreement is hereby amended to delete the “and” after clause (f), to add “; and” in lieu of the period after clause (g), and to add the following clause (h) to the exceptions thereunder:
(h)    Investments in the New GMXR Subsidiaries to the extent reasonably required in order for the New GMXR Subsidiaries to meet or satisfy any qualification or bonding requirements (including to serve as an operator of oil and gas properties) under applicable law or regulation as of the Effective Date of the Proposed Plan, and in any event not to exceed $750,000 in the aggregate.
4.    This Amendment shall become effective on the date the Borrower and the Required Lenders have signed a counterpart hereof (whether the same or different counterparts).
5.    Except as otherwise amended by this Amendment, all terms, conditions and covenants contained in the DIP Credit Agreement shall be and remain in full force and effect.
6.    This Amendment shall constitute a Financing Agreement and may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument. A complete set of counterparts shall be lodged with the DIP Agent.
7.    This Amendment shall in all respects be governed by and construed under the laws of the State of New York, without regard to the principles of conflict of laws, except to the extent governed by the Bankruptcy Code.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.
GMX RESOURCES INC.,
as Borrower

By: /s/ James A. Merrill
Name: James A. Merrill
Title: Chief Financial Officer

DIAMOND BLUE DRILLING CO.,
as a Guarantor

By: /s/ Michael J. Rohleder
Name: Michael J. Rohleder
Title: President

ENDEAVOR PIPELINE INC.,
as a Guarantor

By:	/s/ G. Keith Leffel
Name: G. Keith Leffel
Title: President

CANTOR FITZGERALD SECURITIES,
as DIP Agent and as Lender

By:	/s/ James M. Bond
Name: James M. Bond
Title: Chief Operating Officer

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD., as Lender
By: Chatham Asset Management, LLC, not in its individual capacity, but solely as Investment Advisor

By:	/s/ Anthony Melchiorre
Name: Anthony Melchiorre
Title: Managing Member

CHATHAM EUREKA FUND, L.P., as Lender
By: Chatham Asset Management, LLC, not in its individual capacity, but solely as Investment Advisor

By:	/s/ Anthony Melchiorre
Name: Anthony Melchiorre
Title: Managing Member

GSO Credit-A Partners LP, as Lender
By: GSO Capital Partners LP, not in its individual capacity, but solely as Investment Manager

By:	/s/ George Fan
Name: George Fan
Title: Authorized Signatory

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNER LP, as Lender
By: GSO Capital Partners LP, not in its individual capacity, but solely as Investment Manager

By:	/s/ George Fan
Name: George Fan
Title: Authorized Signatory

GSO SPECIAL SITUATIONS FUND LP, as Lender
By: GSO Capital Partners LP, not in its individual capacity, but solely as Investment Manager

By:	/s/ George Fan
Name: George Fan
Title: Authorized Signatory

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD., as Lender
By: GSO Capital Partners LP, not in its individual capacity, but solely as Investment Manager

By:	/s/ George Fan
Name: George Fan
Title: Authorized Signatory

WB GENERAL LTD., as Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: General Counsel & Chief Operating Officer

ZELL CREDIT OPPORTUNITIES MASTER FUND, L.P., as Lender
By: Chai Trust Company, LLC, General Partner

By:/s/ Philip G. Tinkler
Name: Philip G. Tinkler
Title: Chief Financial Officer

OMEGA CAPITAL PARTNERS, L.P.
OMEGA CAPITAL INVESTORS, L.P.
OMEGA EQUITY INVESTORS, L.P.
OMEGA CHARITABLE PARTNERSHIP, L.P.
OMEGA OVERSEAS PARTNERS, LTD.
BETA EQUITIES, INC.
GS&CO. PROFIT SHARING MASTER TRUST, each as Lender
By: Omega Advisors, Inc., as investment manager
for certain funds and accounts it manages and not in its individual corporate capacity

By: /s/ Edward Levy
Name: Edward Levy
Title: Chief Financial Officer